Amendment Agreement
This Amendment Agreement is dated as of September 8, 2022 (this “Amendment Agreement”) by and among each of the Lenders party to the Existing Credit Agreement (as defined below), BMO Harris Bank N.A. (“BMO” or the “Increasing Lender”), AIRCASTLE LIMITED, an exempted company organized and existing under the laws of Bermuda (the “Borrower”) and CITIBANK, N.A., as agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Sixth Amended and Restated Credit Agreement, dated as of April 26, 2021, as amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof (the “Existing Credit Agreement”), among the Borrower, the Agent and each of the financial institutions from time to time party thereto as lenders (the “Lenders”). Capitalized terms used herein and not defined shall have the meanings set forth in the Existing Credit Agreement.
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement to replace the Eurodollar Rate with a rate using Adjusted Term SOFR (as defined in Exhibit A) as a benchmark.
WHEREAS, pursuant to Section 2.7(b) of the Existing Credit Agreement and subject to the terms and conditions of the Existing Credit Agreement, the Borrower may increase the Total Revolving Credit Commitment by entering into one or more accession agreements with the Agent and Increasing Lender.
WHEREAS, on September 8, the Borrower delivered an Increased Commitment Notice to the Agent with respect to an aggregate principal amount of $100,000,000 of Increased Commitments to be provided by the Increasing Lender on the date hereof.
WHEREAS, the Increasing Lender has agreed to make available the aggregate principal amount of $100,000,000 of Increased Commitments as of the date hereof.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE. Amendments to Existing Credit Agreement to Replace Eurodollar Rate with SOFR-based Rate.
Notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Existing Credit Agreement is attached hereto as Exhibit A, and is marked, as described in the preceding sentence, to show the additions and deletions made to the Existing Credit Agreement on the Effective Date pursuant to this Amendment.
SECTION TWO. Agreements of Increasing Lenders.
Immediately after giving effect to the Amendments described in Section One, the Increasing Lender hereby commits to provide its Increased Commitment as set forth on Schedule

I(a) annexed hereto and, after giving effect to such Increased Commitments, will have total Commitments as set forth on Schedule I(b) annexed hereto. Such Increased Commitment shall be subject to the provisions of the Existing Credit Agreement and the other Loan Documents and shall constitute Total Revolving Commitments thereunder.
SECTION THREE. Conditions to Effectiveness. This Amendment Agreement shall become effective on September 8, 2022 (the “Effective Date”) when, and only when, the following conditions have been satisfied:
(i) this Amendment Agreement shall have been executed and delivered by the Borrower, each Lender under the Existing Credit Agreement, the Increasing Lender and the Agent; and
(ii) the Agent shall have received (x) for the account of the Increasing Lender, an upfront fee equal to 0.2633% of the aggregate principal amount of such Increasing Lender’s Increased Commitment and (y) all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of a single legal counsel), on or before the Effective Date.
SECTION FOUR. Representations and Warranties. In order to induce each Lender, Increasing Lender and the Agent to enter into this Amendment Agreement, the Borrower represents and warrants to each Lender, Increasing Lender and the Agent that, as of the Effective Date, after giving effect to this Amendment Agreement and both before and after giving effect to the transactions contemplated by this Amendment Agreement:
(a) no Default or Event of Default has occurred and is continuing;
(b) the entry into this Amendment Agreement by the Borrower has been duly authorized by all necessary corporate or other action of each such entity; and
(c) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).
SECTION FIVE. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment Agreement, and this Amendment Agreement shall constitute a “Loan Document” for all purposes under the Credit Agreement. Each of the parties hereto confirms that the amendments to the Existing Credit Agreement pursuant to this Amendment Agreement shall not constitute a novation of the Existing Credit Agreement. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment Agreement, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION SIX. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment Agreement and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Agent) in accordance with the terms of Section 12.5 of the Credit Agreement.
SECTION SEVEN. Execution in Counterparts. This Amendment Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act..
SECTION EIGHT. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

AIRCASTLE LIMITED,
as Borrower

By: /s/ Michael Inglese

Name: Michael Inglese
Title: Director

[Aircastle – Amendment Agreement Signature Page]

CITIBANK, N.A.,
as the Agent and a Lender

By: /s/ Maureen P. Maroney

Name: Maureen P. Maroney
Title: Vice President

[Aircastle – Amendment Agreement Signature Page]

BMO HARRIS BANK N.A.,
as an Increasing Lender

By: /s/ Chris Clark

Name: Chris Clark
Title: Managing Director

[Aircastle – Amendment Agreement Signature Page]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Keshia Leday

Name: Keshia Leday
Title: Authorized Signatory

[Aircastle – Amendment Agreement Signature Page]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Cristina Caviness

Name: Cristina Caviness
Title: Executive Director

[Aircastle – Amendment Agreement Signature Page]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Scot Umbs

Name: Scott Umbs
Title: Authorized Signatory

[Aircastle – Amendment Agreement Signature Page]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK
as a Lender

By: /s/ Brian Bolotin

Name: Brian Bolotin
Title: Managing Director

By: /s/ Thomas Jean

Name: Thomas Jean
Title: Managing Director

[Aircastle – Amendment Agreement Signature Page]

MUFG BANK, LTD.,
as a Lender

By: /s/ Ian Held

Name: Ian Held
Title: Director

[Aircastle – Amendment Agreement Signature Page]

BNP PARIBAS,
as a Lender

By: /s/ Robert Papas

Name: Robert Papas
Title: Managing Director

By: /s/ Ahsan Avais

Name: Ahsan Avais
Title: Director

[Aircastle – Amendment Agreement Signature Page]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Lindsay Bossong

Name: Lindsay Bossong
Title: Principal

[Aircastle – Amendment Agreement Signature Page]

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Donna DeMagistris

Name: Donna DeMagistris
Title: Executive Director

[Aircastle – Amendment Agreement Signature Page]